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                                                                    EXHIBIT 10.1

                            THIRD AMENDMENT AGREEMENT
                          TO CREDIT FACILITY AGREEMENT

THIS THIRD AMENDMENT AGREEMENT is dated for reference the 31st of December 2004,

AMONG:

            MFC MERCHANT BANK S.A., a bank organized under the laws of Switzerland (hereinafter, the "LENDER")

AND:

            MYMETICS CORPORATION, a corporation organized under the laws of the State of Delaware (hereinafter, the "BORROWER")

AND:

            MFC BANCORP LTD., a corporation organized under the laws of the Yukon Territory (hereinafter, the "GUARANTOR")

WHEREAS:

A. The Lender agreed to make the Credit Facility available to the Borrower pursuant to and in accordance with the terms of an amended and restated credit facility agreement dated for reference the 28th day of February, 2003 among the Lender, the Borrower and the Guarantor (the "FEBRUARY 28, 2003 AGREEMENT");

B. The Lender, the Borrower and the Guarantor agreed to amend the February 28, 2003 Agreement pursuant to and in accordance with the terms of an amendment agreement dated for reference July 9, 2003, to provide for: (i) the extension of the Maturity Date of the Credit Facility to December 15, 2003; and (ii) an increase in the principal amount of the Credit Facility; and

C. The Lender, the Borrower and the Guarantor agreed to amend the February 28, 2003 Agreement pursuant to and in accordance with the terms of an amendment agreement dated for reference July 30, 2003, to provide for: (i) an increase in the principal amount of the Credit Facility; and (ii) conversion of the Credit Facility from a term credit facility maturing on December 15, 2003 to a demand credit facility; and

D. The Lender, the Borrower and the Guarantor have agreed to further amend the February 28, 2003 Agreement to: (i) provide for an increase in the principal amount of the Credit Facility; and (ii) convert the Credit Facility from a demand credit facility to a credit facility maturing December 31st, 2005, all on the terms and conditions set out herein (the February 28, 2003 Agreement, as amended by the July 9, 2003 and July 30, 2003 amendment agreement and hereby, is referred to as the "CREDIT AGREEMENT"),

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NOW THEREFORE THIS AGREEMENT WITNESSETH THAT, in consideration of the premises and the covenants contained herein the parties hereto agree as follows:

1. DEFINED TERMS. Terms used as defined terms herein and not otherwise defined have the meanings given to them in the Credit Agreement.

2. CREDIT FACILITY MATURING DECEMBER 31ST, 2005 AND INCREASE OF PRINCIPAL
AMOUNT.

      (a) Section 2.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

      "SECTION 2.1. CREDIT FACILITY. The Lender shall make available to the Borrower, in accordance with, and subject to the terms and conditions of, this Agreement, a credit facility in the principal amount of up to Euro 3,700,000 (the "CREDIT FACILITY") and made available to the Borrower by way of Advances in accordance with Section 2.2 hereof."

      (b) Section 2.2 of the Credit Agreement is amended by replacing the reference in the second line thereof to "Maturity Date" with "Payment Date (as defined below)".

3. PAYMENTS. Section 3.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

      "SECTION 3.1. PAYMENTS. 1st, repayment shall be on March 31st, 2005, the borrower shall repay Euro 200'000. -- Should the progress of the Registration statement be delayed, the repayment can be postponed to the 2nd Repayment date. 2nd, repayment of Euro 300'000. -- shall be on June 30th, 2005. 3rd repayment of Euro 400'000. -- shall be on September 30th, 2005. Final repayment of the remaining open balance shall occur on December 31st, 2005 (the "Payment Date"). On the Payment Date, the Borrower shall pay to the Lender all amounts outstanding under the Credit Facility, including all principal, Interest and other Obligations accruing due thereunder.

4. CONTINUED PERFECTION AND FURTHER SECURITY. The Borrower and the Guarantor covenant and agree to take such actions and execute and deliver to the Lender such further agreements, conveyances, deeds and other documents and instruments as the Lender shall reasonably request for the purpose of establishing, perfecting, preserving and protecting the Security and any additional security given to the Lender to secure the obligations of the Borrower and the Guarantor under the Credit Agreement, including, without limitation, the additional security and amended Security Documents contemplated by Section 4.1 of the Credit Agreement, in each case forthwith upon request therefor by the Lender and in form and substance reasonably satisfactory to the Lender.

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5. CONDITIONS PRECEDENT TO AMENDMENT. The Lender shall have no obligation to amend the Credit Agreement by this Agreement unless the Lender has received:

   (a) this Agreement duly executed by the Borrower and the Guarantor; and

   (b) a copy of the authorizing resolutions of the board of directors of each of the Borrower and the Guarantor, authorizing the execution and delivery of this Agreement, together with any replacements, confirmations, amendments, supplements, extensions or renewals to or of the Security as may be required by the Lender, all in form and content satisfactory to the Lender and its counsel.

6. FULL FORCE AND EFFECT. All of the other provisions of the Credit Agreement shall continue in full force and effect and shall not be modified hereby.

7. GOVERNING LAW. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the internal laws of Switzerland, without giving effect to the principles of conflict of law thereof.

8. CONSENT TO JURISDICTION. (1) Each of the parties hereto hereby irrevocably attorns to the non-exclusive jurisdiction of the Courts of Herisau (Switzerland) in any action or proceeding arising to this Agreement and, in modification of its Section 9.8., the Credit Agreement. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

   (2) Nothing in this Section 9 shall affect the right of the Lender to serve legal process in any other manner permitted by Law or affect the right of the Lender to bring any action or proceeding against the Borrower or its property in the courts of other jurisdictions.

9. ENGLISH VERSION. The parties hereby represent, warrant, acknowledge and agree that: (i) they have agreed that this Agreement be drawn up in the English language; and (ii) the English version of this Agreement shall govern for all purposes.

10. SEVERABILITY. If one or more provisions of this Agreement is or becomes invalid or unenforceable in whole or in part in any jurisdiction, the validity of the remaining provisions of this Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the economic intent of the invalid provision.

11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, heirs, executors, administrators, legal representatives and assigns.

12. COUNTERPARTS. This Agreement may be executed in counterparts, each of which will be an original and all of which will constitute the same document.


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13. FACSIMILE. The parties hereto agree that this Agreement may be transmitted by facsimile or such similar device and that the reproduction of signatures by facsimile or such similar device will be treated as binding as if originals and each party hereto undertakes to provide each and every other party hereto with a copy of this Agreement bearing original signatures forthwith upon demand.

THE LENDER:                              THE GUARANTOR:

MFC MERCHANT BANK S.A.                   MFC BANCORP LTD.

Per: /s/ Peter Hediger                   Per: /s/ Michael Smith
     ------------------------                 ------------------------
         Authorized Signatory                     Authorized Signatory

                                         Per: /s/ M.Y. Ho
                                              -------------------------
Per: /s/ Michael Hattenschwiler                   Authorized Signatory
     -------------------------
         Authorized Signatory

THE BORROWER:

MYMETICS CORPORATION

Per: /s/ Christian Rochet
     ------------------------
         Authorized Signatory

Per: /s/ Ernest Lubke
     ------------------------
         Authorized Signatory


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